SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934



Date of Report (Date of earliest event reported):  January 11, 1999
--------------------------------------------------------------------------------


                            CENTURA BANKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


North Carolina                    1-10646                   56-1688522
--------------------------------------------------------------------------------

(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:       (252) 454-4400
--------------------------------------------------------------------------------


                                   N/A
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
On January 11, 1999, Centura Banks, Inc. ("Centura") announced earnings for the year ended December 31, 1998. Centura's net income for 1998 was $96.9 million, an increase of 16.6 percent over 1997. Diluted earnings per share increased to $3.60 compared to $3.15 for the prior year. A press release is attached as
Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CENTURA BANKS, INC.
                                            Registrant


Date: January 11, 1999              By:     /s/ Steven Goldstein
                                            Steven Goldstein
                                            Chief Financial Officer

                             EXHIBIT INDEX

                                                                    Sequential
                                                                       Page
Exhibit                 Description of Exhibit                        Number
--------------------------------------------------------------------------------

99               Press release dated January 11, 1999                    5

For Immediate Release

January 11, 1999

For more information:                             Steven J. Goldstein
                                                  Centura Bank
                                                  (252) 454-8356
                                                  sgoldstein@centura.com





  CENTURA BANK ANNOUNCES RECORD EARNINGS FOR 1998; DECLARES FIRST QUARTER
                              1999 DIVIDEND


     ROCKY MOUNT, N.C. - Centura Banks Inc.(NYSE: CBC) today reported record profitability for 1998, earning $96.9 million compared to 1997 earnings of $83.1 million, an increase of 16.6 percent. On a diluted per share basis, Centura earned $3.60 in 1998 as compared to $3.15 for the prior year. Net income for the fourth quarter 1998 was $25.2 million, an increase of 7.2 percent over the same period in 1997. Diluted earnings per share for the fourth quarter 1998 were 93 cents compared to 89 cents for the fourth quarter of 1997. Core balance sheet growth remained strong in 1998, with loans increasing to $5.4 billion for year-end 1998, 17.8 percent higher than 1997. Net charge-offs for 1998 were 0.28 percent of average loans as compared with 0.25 percent for the prior year.
Year-end deposits rose 5.9 percent in 1998 to $5.7 billion, primarily in transaction and money market type products. Noninterest income growth of 24.1 percent in 1998 was led by insurance and brokerage commissions, and mortgage and deposit-related fees.

         "We are very pleased with our 1998 results, which reflect the continuing execution of the strategy adopted by Centura in 1993," said Cecil W. Sewell, Centura's chairman and CEO. "Centura invested heavily between 1993 and 1997 in new technology, expanded products, and new delivery channels, and 1998 represents the first full year of leveraging that investment. The results show that understanding our customers and providing a broad range of financial services delivered through traditional branches, the internet, the Centura Highway call center, and a dedicated sales force of financial service officers translates into better service for our customers and more profitable banking relationships."

         Centura declared a cash dividend on January 11, 1999 of 29 cents per share, payable on March 16, 1999, to shareholders of record on February 26, 1999. On January 7, 1999, Centura announced the acquisition of the Charlotte, NC-based Capital Advisors, a privately held commercial mortgage banking company.

         In 1998 Centura opened or acquired 22 financial services offices, including eleven full-service offices opened in Hannaford supermarkets located in North Carolina and the Hampton Roads region of Virginia. Early in 1998, Centura finalized the acquisition of its second insurance agency, Raleigh-based Moore & Johnson, positioning Centura Insurance Services as one of the largest independent insurance agencies in North Carolina. In March of 1998, Centura finalized its acquisition of South Carolina's Pee Dee State Bank, marking the company's strategically significant entry into the South Carolina market.

         In October 1998, Centura announced that it would acquire First Coastal Bankshares, Inc., based in Virginia Beach, Virginia. The addition of 17 First Coastal financial offices represents a significant expansion for Centura, which currently operates nine financial offices in the Hampton Roads region of Virginia.

          With assets of $8.2 billion, Centura provides a complete line of banking, investment, insurance, and trust services to individuals and businesses in North Carolina, South Carolina, and the Hampton Roads region of Virginia. Services are provided through 210 financial centers and over 300 ATMs; the
Centura Highway telephone banking center; Centura's Internet site; and Quicken(R), QuickBooks(R), Microsoft(R) Money and Quicken(R) Lite (formerly BankNow(TM)), the leading personal finance software packages.

                                  # # #

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES



                                                  Three Months Ended December 31,                   Year Ended December 31,
                                             -----------------------------------------      ----------------------------------------
(Dollars in thousands, except per share data)        1998          1997         Change          1998           1997        Change
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS
       Interest income                         $   147,732    $   137,136         7.7 %    $   575,665    $   515,089       11.8 %
       Interest expense                             70,116         66,041         6.2          276,347        247,184       11.8
       -----------------------------------------------------------------------------------------------------------------------------
       Net interest income                          77,616         71,095         9.2          299,318        267,905       11.7
       Provision for loan losses                     4,075          3,849         5.9           15,144         13,418       12.9
       Noninterest income                           35,732         32,215        10.9          136,456        109,974       24.1
       Noninterest expense                          70,449         65,131         8.2          273,445        238,983       14.4
       Income taxes                                 13,619         10,826        25.8           50,314         42,420       18.6
       -----------------------------------------------------------------------------------------------------------------------------
       Net income                              $    25,205    $    23,504         7.2 %    $    96,871    $    83,058       16.6 %
       =============================================================================================================================
       Net interest income, taxable equivalent $    79,448    $    73,000         8.8 %    $   306,618    $   275,632       11.2 %
       =============================================================================================================================

PER COMMON SHARE
       Earnings per share-basic                $      0.95    $      0.91         4.4 %    $      3.67    $      3.22       14.0 %
       Earnings per share-diluted                     0.93           0.89         4.5             3.60           3.15       14.3
       Cash dividends paid                            0.29           0.27         7.4             1.14           1.06        7.5
       Book value                                    23.66          20.82        13.6            23.66          20.82       13.6
       Closing market price                        74.3750        69.0000         7.8          74.3750        69.0000        7.8

FINANCIAL RATIOS
       Return on average assets                       1.25 %         1.33 %        (8)bp          1.28 %         1.26 %        2 bp
       Return on average shareholders' equity        15.98          17.53        (155)           16.30          16.28          2
       Average equity to average assets               7.83           7.58          25             7.84           7.73         11

AVERAGE BALANCES
       Assets                                  $ 7,993,700    $ 7,016,355        13.9 %    $ 7,583,932    $ 6,601,084       14.9 %
       Earning assets                            7,291,076      6,416,636        13.6        6,907,055      6,055,606       14.1
       Loans                                     5,168,833      4,562,210        13.3        4,932,935      4,309,064       14.5
       Investment securities                     2,087,493      1,824,878        14.4        1,944,808      1,715,801       13.3
       Noninterest-bearing deposits                888,682        783,938        13.4          837,850        717,506       16.8
       Core deposits                             5,076,659      4,784,855         6.1        4,974,646      4,512,153       10.2
       Total deposits                            5,586,720      5,240,681         6.6        5,479,824      4,899,453       11.8
       Interest-bearing liabilities              6,342,211      5,603,768        13.2        6,031,103      5,286,057       14.1
       Shareholders' equity                        625,863        531,935        17.7          594,335        510,330       16.5

PERIOD END BALANCES
       Assets                                  $ 8,235,891    $ 7,125,430        15.6 %    $ 8,235,891    $ 7,125,430       15.6 %
       Earning assets                            7,516,835      6,458,063        16.4        7,516,835      6,458,063       16.4
       Loans                                     5,402,984      4,586,582        17.8        5,402,984      4,586,582       17.8
       Investment securities                     2,074,504      1,828,056        13.5        2,074,504      1,828,056       13.5
       Noninterest-bearing deposits                946,872        816,475        16.0          946,872        816,475       16.0
       Core deposits                             5,165,832      4,892,847         5.6        5,165,832      4,892,847        5.6
       Total deposits                            5,680,692      5,364,925         5.9        5,680,692      5,364,925        5.9
       Shareholders' equity                        629,843        538,336        17.0          629,843        538,336       17.0


------------------------------------------------------------------------------------------------------------------------------------
  bp   Change is measured as difference in basis points.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                       Three Months Ended December 31,                Year Ended December 31,
                                                      ----------------------------------       ------------------------------------
(Dollars in thousands)                                   1998          1997      Change          1998           1997       Change
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                (C>

SHARES OUTSTANDING
       Average basic                                  26,587,538    25,854,971     2.8 %      26,421,073     25,798,324      2.4 %
       Average diluted                                27,069,524    26,413,005     2.5        26,922,791     26,331,392      2.2
       Outstanding at period end                      26,618,931    25,862,375     2.9        26,618,931     25,862,375      2.9

COMPOSITION RATIOS *
       Earning assets to total assets                      91.21 %       91.45 %   (24)bp          91.07 %        91.74 %    (67)bp
       Loans to earning assets                             70.89         71.10     (21)            71.42          71.16       26
       Interest-bearing liabilities to earning assets      86.99         87.33     (34)            87.32          87.29        3
       Loans to total deposits                             92.52         87.05     547             90.02          87.95      207
       Noninterest-bearing deposits to total deposits      15.91         14.96      95             15.29          14.64       65

ALLOWANCE FOR LOAN LOSSES
       Beginning balance                           $      67,105    $   62,282     7.7 %    $     64,279    $    58,715      9.5 %
       Provision for loan losses                           4,075         3,849     5.9            15,144         13,418     12.9
       Allowance of acquired financial institutions         -              723  (100.0)            2,068          3,133    (34.0)
       Charge-offs                                        (4,286)       (3,898)   10.0           (17,320)       (14,425)    20.1
       Recoveries                                            627         1,323   (52.6)            3,350          3,438     (2.6)
       -----------------------------------------------------------------------------------------------------------------------------
             Net charge-offs                              (3,659)       (2,575)   42.1           (13,970)       (10,987)    27.2
       -----------------------------------------------------------------------------------------------------------------------------
       Ending balance                              $      67,521    $   64,279     5.0 %    $     67,521    $    64,279      5.0 %
       =============================================================================================================================

       Net charge-offs to average loans                     0.28 %        0.22 %     6 bp           0.28 %         0.25 %      3 bp
       =============================================================================================================================


COMPOSITION OF RISK ASSETS
       Nonperforming loans                                                                  $     29,134    $    23,722     22.8 %
       Foreclosed property                                                                         3,931          4,155     (5.4)
       -----------------------------------------------------------------------------------------------------------------------------
       Nonperforming assets                                                                 $     33,065    $    27,877     18.6 %
       =============================================================================================================================


ASSET QUALITY RATIOS **
       Nonperforming assets to:
             Loans and foreclosed property                                                          0.61 %         0.61 %      - bp
             Total assets                                                                           0.40           0.39        1
       Nonperforming loans to total loans                                                           0.54           0.52        2
       Allowance for loan losses to total loans                                                     1.25           1.40      (15)
       Allowance for loan losses to nonperforming loans                                             2.32 x         2.71 x  (0.39)x


------------------------------------------------------------------------------------------------------------------------------------
  bp   Change is measured as difference in basis points.
  *    Balance sheet amounts used in calculations are based on average balances.
  **   Balance sheet amounts used in calculations are based on period end balances.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                                   Three Months Ended December 31,                    Year Ended December 31,
                                                 ------------------------------------              ---------------------------------
                                                                      As a Percent of                                As a Percent of
                                                                      Average Assets *                              Average Assets *
                                                                      ----------------                              ----------------
(Dollars in thousands)                        1998     1997    Change   1998   1997        1998      1997    Change   1998    1997
------------------------------------------------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit accounts        $ 13,230  $ 11,115   19.0 %  0.66 %  0.63 % $  48,139  $  40,703   18.3 %  0.63 %  0.62 %
Credit card and related fees                  2,187     1,922   13.8    0.11    0.11       8,114      6,643   22.1    0.11    0.10
Insurance and brokerage commissions           4,595     3,945   16.5    0.23    0.22      19,577     14,031   39.5    0.26    0.21
Other service charges, commissions and fees   2,691     2,245   19.9    0.13    0.13      10,286      7,925   29.8    0.14    0.12
Fees for trust services                       2,404     2,007   19.8    0.12    0.11       9,304      7,737   20.3    0.12    0.12
Mortgage income                               5,173     3,300   56.8    0.26    0.19      17,689     11,568   52.9    0.23    0.18
Negative goodwill amortization                  334       334    -      0.02    0.02       1,337      1,337    -      0.02    0.02
Operating lease fees, net                     2,034     1,391   46.2    0.10    0.08       7,498      4,625   62.1    0.10    0.07
Other noninterest income                      3,060     5,855  (47.7)   0.14    0.32      13,918     15,269   (8.9)   0.18    0.23
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
       transactions                          35,708    32,114   11.2    1.77    1.81     135,862    109,838   23.7    1.79    1.67
Securities gains, net                            24       101  (76.2)     -     0.01         594        136  336.8    0.01     -
------------------------------------------------------------------------------------------------------------------------------------

Total noninterest income                   $ 35,732  $ 32,215   10.9 %  1.77 %  1.82 % $ 136,456  $ 109,974   24.1 %  1.80 %  1.67 %
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                      $ 29,822  $ 25,523   16.8 %  1.48 %  1.44 % $ 110,351  $  92,508   19.3 %  1.46 %  1.40 %
Fringe benefits and other personnel costs     5,713     4,581   24.7    0.28    0.26      23,763     21,117   12.5    0.31    0.32
Occupancy                                     4,119     3,397   21.3    0.20    0.19      15,913     13,796   15.4    0.21    0.21
Equipment                                     5,163     5,712   (9.6)   0.26    0.32      20,874     21,632   (3.5)   0.28    0.33
Foreclosed real estate losses and related
       operating expense                        241       386  (37.6)   0.01    0.02       1,171      1,373  (14.7)   0.02    0.02
Marketing                                     1,617     2,881  (43.9)   0.08    0.16       8,432      9,080   (7.1)   0.11    0.14
Fees for outsourced services                  3,588     2,331   53.9    0.18    0.13      13,058      8,219   58.9    0.17    0.12
Professional fees                             2,914     4,684  (37.8)   0.14    0.27      12,750     15,914  (19.9)   0.17    0.24
Other administrative                          2,487     2,406    3.4    0.12    0.14       9,487      8,555   10.9    0.13    0.13
FDIC insurance                                  328       344   (4.7)   0.02    0.02       1,369      1,304    5.0    0.02    0.02
Deposit intangible and goodwill amortization  2,264     2,073    9.2    0.11    0.12       8,948      6,520   37.2    0.12    0.10
Office supplies, postage and telephone        4,936     4,185   18.0    0.25    0.24      19,976     16,702   19.6    0.26    0.25
Other operating                               7,257     6,628    9.5    0.37    0.37      27,353     22,263   22.9    0.35    0.34
------------------------------------------------------------------------------------------------------------------------------------

Total noninterest expense                  $ 70,449  $ 65,131    8.2 %  3.50 %  3.68 % $ 273,445  $ 238,983   14.4 %  3.61 %  3.62 %
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin **             35.30 %   34.44 %   86 bp                    34.87 %    34.54 %   33 bp
Efficiency ratio ***                          61.16 %   61.90 %  (74)bp                    61.72 %    61.98 %  (26)bp
Net interest income analysis-taxable equivalent:
       Selected average yields/rates:
            Loans                              8.82 %    9.33 %  (51)bp                     9.13 %     9.43 %  (30)bp
            Taxable securities                 6.48      6.70    (22)                       6.59       6.64     (5)
            Tax-exempt securities              8.69      9.06    (37)                       8.84       8.93     (9)
            Short-term investments             4.78      4.99    (21)                       5.24       5.36    (12)
------------------------------------------------------------------------------------------------------------------------------------
            Interest-earning assets            8.14      8.58    (44)                       8.41       8.64    (23)
------------------------------------------------------------------------------------------------------------------------------------
            Total interest-bearing deposits    4.08      4.38    (30)                       4.27       4.40    (13)
            Borrowed funds                     4.75      5.32    (57)                       5.10       5.30    (20)
            Long-term debt                     6.29      6.64    (35)                       6.44       6.68    (24)
------------------------------------------------------------------------------------------------------------------------------------
            Total interest-bearing liabilities 4.37      4.66    (29)                       4.56       4.68    (12)
------------------------------------------------------------------------------------------------------------------------------------
            Interest rate spread               3.77      3.92    (15)                       3.85       3.96    (11)
            Net interest margin                4.33      4.51    (18)                       4.41       4.56    (15)


====================================================================================================================================
  bp   Change is measured as difference in basis points.
  *    Data presented is annualized.
  ** Sum of income before taxes plus the taxable  equivalent  adjustment divided by the sum of taxable  equivalent net interest income plus noninterest  income.
 ***  Noninterest  expense  divided by sum of taxable  equivalent  net  interest income plus noninterest income.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                                              1998                               1997
                                                         -------------------------------------------------------------    4th Qtr 98
                                                         Fourth        Third         Second       First        Fourth        vs.
(Dollars in thousands, except per share data)            Quarter       Quarter       Quarter      Quarter      Quarter    3rd Qtr 98
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SUMMARY *
        Assets                                        $ 7,993,700   $ 7,630,774   $ 7,530,503   $ 7,171,199   $ 7,016,355     4.8 %
        Earning assets                                  7,291,076     6,951,132     6,839,222     6,538,033     6,416,636     4.9
        Loans                                           5,168,833     4,991,800     4,905,005     4,659,863     4,562,210     3.5
        Investment securities                           2,087,493     1,933,096     1,909,105     1,847,024     1,824,878     8.0
        Total deposits                                  5,586,720     5,560,743     5,439,886     5,328,216     5,240,681     0.5
        Interest-bearing liabilities                    6,342,211     6,044,908     6,000,169     5,730,250     5,603,768     4.9
        Shareholders' equity                              625,863       606,270       584,778       559,568       531,935     3.2
        Total market capitalization (period end)        1,979,783     1,673,297     1,658,538     1,892,382     1,784,504    18.3
        Net income                                         25,205        25,135        24,054        22,477        23,504     0.3


ROFITABILITY/PERFORMANCE SUMMARY *
        Pretax operating profit margin ***                  35.30 %       34.94 %       34.66 %       34.52 %       34.44 %    36 bp
        Efficiency ratio +                                  61.16         61.52         62.02         62.22         61.90     (36)
        Net interest margin                                  4.33          4.48          4.43          4.43          4.51     (15)
        Return on average assets                             1.25           1.31         1.28          1.27          1.33      (6)
        Return on average equity                            15.98          16.45        16.50         16.29         17.53     (47)
        Average equity to average assets                     7.83           7.95         7.77          7.80          7.58     (12)


PER SHARE SUMMARY
        Earnings per share - basic                    $      0.95   $       0.95   $     0.91   $      0.87   $      0.91       - %
        Earnings per share - diluted                         0.93           0.93         0.89          0.85          0.89       -
        Cash dividends paid                                  0.29           0.29         0.29          0.27          0.27       -
        Book value per share                                23.66          23.28        22.22         21.62         20.82     1.6
        Closing market price                              74.3750        63.0000      62.5000       71.2500       69.0000    18.1

KEY INTANGIBLE ASSETS **
        Goodwill                                      $   102,858   $    104,671   $  105,204   $   107,293   $   106,108    (1.7)%
        Mortgage servicing rights                          33,274         31,197       29,917        28,147        28,238     6.7

ASSET QUALITY SUMMARY **
        Nonperforming assets                          $    33,065   $     32,084   $   33,418   $    33,199   $    27,877     3.1 %
        Allowance for loan losses                          67,521         67,105       66,991        66,828        64,279     0.6
        Nonperforming assets to total assets                 0.40 %         0.41 %       0.44 %        0.44 %        0.39 %    (1)bp
        Allowance for loan losses to period end loans        1.25           1.34         1.36          1.38          1.40      (9)
        Allowance for loan losses to average loans           1.31           1.34         1.37          1.43          1.41      (3)
        Net charge-offs to average loans                     0.28           0.31         0.28          0.25          0.22      (3)

====================================================================================================================================
  bp    Change is measured as difference in basis points.
   * Balance sheet amounts are based on average balances unless otherwise noted.
  ** Balance  sheet  amounts are based on period end balances  unless  otherwise noted.
  ***   Sum of  income  before  taxes  plus the  taxable  equivalent  adjustment divided  by the sum of  taxable  equivalent  net  interest  income  plus noninterest income.
   +  Noninterest  expense  divided by sum of taxable  equivalent  net  interest income plus noninterest income.